Filed pursuant to Rule 497
File No. 333-204239

FS INVESTMENT CORPORATION IV

Supplement dated April 27, 2016

to

Prospectus dated October 28, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation IV dated October 28, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 37 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On April 26, 2016, we increased the public offering price of our Class T common stock from $10.80 per share to $10.85 per share. This increase in the public offering price was effective as of our April 27, 2016 weekly closing and first applied to subscriptions received from April 20, 2016 through April 26, 2016. In accordance with our previously disclosed share pricing policy, the new net offering price per share of our Class T common stock is not more than 2.5% greater than the net asset value per share of our Class T common stock as of April 26, 2016.